UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549

FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 15, 2011

GEOVIC MINING CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-52646	20-5919886
State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

1200 17th Street, Suite 980 Denver, Colorado
(Address of pri8ncipal executive offices)		80202
(Zip Code)

(303) 476-6455
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

The information in this Form 8-K (including the exhibit hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On February 15, 2011, Geovic Mining Corp. (“Geovic”, TSX:GMC) announced that its Geovic New Caledonia SAS subsidiary (GNC) has been granted exclusive exploration licenses in New Caledonia, a French overseas island territory in the South Pacific. These licenses will enable the Company to evaluate the quality and extent of promising chromite-rich heavy mineral beach sand deposits in a program expected to commence later this year. A copy of the press release is included as Exhibit 99.1 to this Report.

Item 9.01. Financial Statements and Exhibits.

(d)	The following exhibits are furnished herewith: 99.1 Press Release dated February 15, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEOVIC MINING CORP.
Registrant

February 15, 2011	By: /s/ Michael Mason
Name: Michael Mason
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.               Description

99.1                            Press release dated February 15, 2011

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